UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2012, Verisk Analytics, Inc. (the “Company”) and its wholly-owned subsidiary Insurance Services Office, Inc. (“ISO”) completed its acquisition of Argus Information and Advisory Services, LLC (“Argus”) under the Purchase Agreement (the “Purchase Agreement”) dated August 7, 2012 by and among the Company, ISO, Argus, AIAS Holding Company, LLC (“Holding Company”), Oak Investment Partners XII, Limited Partnership (“Oak”), Oak XII Argus Blocker Corp. (“Oak Blocker”), the unitholders of the Holding Company named therein and Leonard Laufer, as the sellers’ representative. Pursuant to the Purchase Agreement, ISO acquired Argus by purchasing all of the outstanding equity interests of the Holding Company from, either directly or indirectly, each equityholder of the Holding Company. The aggregate consideration paid was $431,995,549 in cash, which consisted of a net purchase price of $425,000,000 minus an estimated working capital deficit of $4,451.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is annexed as Exhibit 10.1 to the Current Report on Form 8-K of the Company dated August 7, 2012 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements of AIAS Holding Company, LLC are filed as exhibits hereto:

99.1 Unaudited interim condensed consolidated financial statements of AIAS Holding Company, LLC for the six months ended June 30, 2012 and 2011 and audited consolidated financial statements of AIAS Holding Company, LLC for the years ended December 31, 2011 and 2010.

(b) Pro Forma Financial Information

The following pro forma information of Verisk Analytics, Inc. giving effect to its acquisitions of AIAS Holding Company, LLC and MediConnect Global, Inc. is furnished as an exhibit hereto:

99.2 Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2012 and the year ended December 31, 2011.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants dated August 31, 2012

99.1	Unaudited interim condensed consolidated financial statements of AIAS Holding Company, LLC for the six months period ended June 30, 2012 and 2011 and audited consolidated financial statements of AIAS Holding Company, LLC for the years ended December 31, 2011 and 2010

99.2	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2012 and the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: August 31, 2012	By:	/s/ Kenneth E. Thompson
Name: Kenneth E. Thompson
Title: Executive Vice President, General Counsel and Corporate Secretary